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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 30, 2002


                               IndyMac ABS, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-47158            95-4685267
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(State or Other Jurisdiction       (Commission        (I.R.S. Employer
      of Incorporation)            File Number)     Identification No.)


           155 North Lake Avenue
            Pasadena, California                        91107
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           (Address of Principal                      (Zip Code)
             Executive Offices)

      Registrant's telephone number, including area code: (800) 669-2300


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Item 5.  Other Events.
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         Filing of Certain Materials
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     In connection with the issuance of IndyMac ABS, Inc.'s Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2002-B (the
"Certificates"), IndyMac ABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

               8.1  Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters.




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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 26, 2002 and prospectus supplement dated September 26, 2002, of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2002-B.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INDYMAC ABS, INC.



                                         By: /s/ Blair Abernathy
                                             -------------------
                                             Name:  Blair Abernathy
                                             Title:  Executive Vice President,
                                                      Capital Markets



         Dated:  September 30, 2002

Exhibit Index

Exhibit                                                                Page
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8.1  Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters          5